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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                               April 1, 2000 - April 30, 2000
                                                 ------------------------------

SETTLEMENT DATE:                                            15-May-00
                                                 ------------------------------

A.    SERIES INFORMATION
      ------------------

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB") ..................                     $  169,230,556.73
                                                                                                                -----------------
      (b.)      Contract Principal Balance of all Collections allocable to Contracts ......   $  9,667,193.79
                                                                                              ---------------
      (c.)      Contract Principal Balance of Charged-Off Contracts .......................   $    914,488.80
                                                                                              ---------------
      (d.)      Total decline in Principal Balance ........................................                     $   10,581,682.59
                                                                                                                -----------------


      (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of this
                Settlement Date ...........................................................                     $  158,648,874.14
                                                                                                                -----------------

                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
                --------------------------------------------------------------------------
      (f.)      Class A Principal Balance as of this Settlement Date ......................                     $  140,118,572.05
                                                                                                                -----------------
                (Class A Note Factor) ....................  0.4230633
                                                            ---------------------
      (g1.)     Class A-1 Principal Balance. (Note Factor)  0.0000000                                       --
                                                            ---------------------            -----------------
      (g2.)     Class A-2 Principal Balance. (Note Factor) 0.3732556                        $   70,918,572.05
                                                            ---------------------            -----------------
      (g3.)     Class A-3 Principal Balance. (Note Factor) 1.0000000                        $   23,300,000.00
                                                            ---------------------            -----------------
      (g4.)     Class A-4 Principal Balance. (Note Factor) 1.0000000                        $   45,900,000.00
                                                            ---------------------            -----------------
      (h.)      Class B Principal Balance as of this Settlement Date ......................                     $    8,011,973.18
                                                                                                                -----------------
                (Class B Note Factor) ....................  0.4230633
                                                            ---------------------
      (i.)      Class C Principal Balance as of this Settlement Date ......................                     $      993,318.27
                                                                                                                -----------------
                (Class C Note Factor) ....................  0.1007218
                                                            ---------------------
      (l.)      Class D Principal Balance as of this Settlement Date ......................                     $    9,525,010.64
                                                                                                                -----------------
                (Class D Note Factor) ....................  0.6349878
                                                            ---------------------

II.   COMPLIANCE RATIOS
      -----------------
      (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
               related Calculation Date ....................................................                    $  172,668,967.79
                                                                                                                -----------------
      (b1.)     % of CBR 31 days or more delinquent as of the related Calculation Date .....                                 8.23%
                                                                                                                -----------------
      (b2.)     Preceeding Month %:                       Mar-00 ...........................                                 8.08%
                                                          ---------------------                                 -----------------
      (b3.)     2nd Preceeding Month %:                   Feb-00 ...........................                                8.90%
                                                          ---------------------                                 -----------------
      (b4.)     Three month rolling average % of CBR 31 days or more delinquent ............                                 8.40%
                                                                                                                -----------------


      (c.)      Does the three month rolling average % of CBR which are 31 days or more
                delinquent exceed 10.5%? . Y or N. .........................................                                   NO
                                                                                                                -----------------


                (Amortization Period Only)
      (d)       Cumulative Net Loss Percentage as of the related Collection Period .........                                 2.30%
                                                                                                                -----------------
                Does the Cumulative Net Loss Percentage exceed
      (d1.)     4.0 % from the Beginning Period to and including 12th Collection Period?
                Y or N .....................................................................                                  N/A
                                                                                                                -----------------
      (d2.)     5.5 % from 13th Collection Period to and including 24th Collection
                Period? Y or N .............................................................                                   NO
                                                                                                                -----------------
      (d3.)     7.0 % from 25th Collection Period and thereafter? Y or N ...................                                  N/A
                                                                                                                -----------------
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)     Residual Realization for the related Collection Period  Greater Than 100%
                (YES/NO)                                                                                                      YES
                                                                                                                -----------------
      (e2.)     Preceeding Month:                        Mar-00  Greater Than 100% (YES/NO)                                   YES
                                                         ----------------------------------                     -----------------
      (e3.)     2nd Preceeding Month:                    Feb-00  Greater Than 100% (YES/NO)                                   YES
                                                         ----------------------------------                     -----------------
      (e4.)     Three month rolling average Residual Realization Ratio  Greater Than 100%
                (YES/NO) ...................................................................                                  YES
                                                                                                                -----------------
                (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
      -------------
                The amount of available funds on deposit in the Series 1998-1 Facility
                Account ....................................................................                    $ 12,101,863.86
                                                                                                                ---------------


            (1) On the Payment Date which is also the Amortization Date and each
                Payment Date thereafter
                ----------------------------------------------------------------

      (a.)      To the Servicer, Unrecoverable Servicer Advances ...........................
                                                                                                                ---------------
      (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and
                Ancillary Servicing Income, if any .........................................
                                                                                                                ---------------

                To Series 1998-1 Noteholders:
                -----------------------------
      (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest
                for the related period. ....................................................                    $    733,157.72
                                                                                                                ---------------
                                   Interest on Class A-1 Notes .............................  $            --
                                                                                              ---------------
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                                   Interest on Class A-2 Notes .............................  $    389,281.89
                                                                                              ---------------
                                   Interest on Class A-3 Notes .............................  $    115,140.83
                                                                                              ---------------
                                   Interest on Class A-4 Notes .............................  $    228,735.00
                                                                                              ---------------
      (d.)      Interest on Class B Notes for the related period ...........................                    $     43,444.01
                                                                                                                ---------------
      (e.)      Interest on Class C Notes for the related period ...........................                    $      9,166.46
                                                                                                                ---------------

      (f.)      To Series 1998-1 Noteholders:
                -----------------------------
                To Class A, the total Principal Payment and Class A Overdue Principal,
                if any .....................................................................                       9,345,734.49
                                                                                                               ----------------
                                   Principal Payment to Class A-1 Noteholders ..............              N/A
                                                                                              ---------------
                                   Principal Payment to Class A-2 Noteholders ..............  $  9,345,734.49
                                                                                              ---------------
                                   Principal Payment to Class A-3 Noteholders ..............              N/A
                                                                                              ---------------
                                   Principal Payment to Class A-4 Noteholders ..............              N/A
                                                                                              ---------------
                To Class B for Principal Payment and Overdue Principal, if any .............                         534,388.65
                                                                                                               ----------------
                To Class C for Principal Payment and Overdue Principal, if any .............                         701,559.46
                                                                                                               ----------------

      (g)       Overdue Principal (included in the Principal Payments per above, if any):
                -------------------------------------------------------------------------
                To Class A, total for Overdue Principal ....................................              N/A
                                                                                              ---------------
                                   Overdue Principal to Class A-1      N/A
                                                                       ---------------------
                                   Overdue Principal to Class A-2      N/A
                                                                       ---------------------
                                   Overdue Principal to Class A-3      N/A
                                                                       ---------------------
                                   Overdue Principal to Class A-4      N/A
                                                                       ---------------------
                To Class B for Overdue Principal ...........................................               N/A
                                                                                              ----------------
                To Class C for Overdue Principal ...........................................               N/A
                                                                                              ----------------

      (h1.)     Until the Reserve Account Funding Date:
                ---------------------------------------
                To the Reserve Account, the amount equal to the Servicing Fee
                otherwise payable to ABS ...................................................                                N/A
                                                                                                               ----------------

      (h2.)     After the Reserve Account Funding Date:
                ---------------------------------------
                To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
                Income, if any .............................................................                         141,025.46
                                                                                                               ----------------

      (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such
                Payment Date ...............................................................                                N/A
                                                                                                               ----------------

      (j.)      Upon the occurrence of a Residual Event                       the lesser of:
                ----------------------------------------------------------------------------
      (j1.)     (A) the Available Funds remaining on deposit in the Facility Account and ...               N/A
                                                                                              ----------------
      (j2.)     (B) the aggregate amount of Residual Receipts included in Available Funds ..               N/A
                                                                                              ----------------
      (j3.)     To be deposited to the Residual Account ....................................                                N/A
                                                                                                               ----------------

      (k.)      To Class D Noteholders for Principal Payment ...............................                                 --
                                                                                                               ----------------
      (l.)      To Class D Noteholders for Overdue Principal, if any .......................                                N/A
                                                                                                               ----------------

            (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve
                Account ....................................................................                   $             --
                                                                                                               ----------------

            (4) To the Series Obligors, as holders of the Residual Interest, any Available
                Funds remaining on deposit in the Facility Account .........................                   $     593,387.62
                                                                                                               ----------------

IV.   SERVICER ADVANCES
      -----------------
      (a.)      Aggregate amount of Servicer Advances at the beginning of the related
                Collection Period ..........................................................                       3,143,738.84
                                                                                                               ----------------
      (b.)      Servicer Advances reimbursed during the related Collection Period ..........                          90,162.88
                                                                                                               ----------------
      (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the
                Settlement Date ............................................................                                 --
                                                                                                               ----------------
      (d.)      Servicer Advances made during the related Collection Period ................                         158,305.69
                                                                                                               ----------------
      (e.)      Aggregate amount of Servicer Advances at the end of the Collection
                Period .....................................................................                   $   3,211,881.65
                                                                                                               ----------------


V.    RESERVE ACCOUNT
      ---------------
      (a.)      Amount on deposit at the beginning of the related Collection Period ........                   $   5,190,430.25
                                                                                                               ----------------
      (b.)      Amounts used to cover shortfalls, if any,  for the related Collection Period                   $             --
                                                                                                               ----------------
      (c.)      Amounts transferred from the Facility Account, if applicable ...............                   $             --
                                                                                                               ----------------
      (d.)      Interest earned on Reserve Balance .........................................                   $      25,455.96
                                                                                                               ----------------
      (e.)      Reserve Account Ending Balance before calculating Required Reserve Amount ..                   $   5,215,886.21
                                                                                                               ----------------

                                                                                                               ----------------
      (f.)      Required Reserve Amount needed as of the related Collection Period .........                   $   4,846,525.56
                                                                                                               ----------------

      (g1.)     If (f) is greater than (e), then amount of shortfall .......................                               0.00
                                                                                                               ----------------
      (g2.)     If (e) is greater than (f), then excess amount to be transferred to the
                Series Obligors ............................................................                         369,360.64
                                                                                                               ----------------

      (h.)      Amounts on deposit as of this Settlement Date (e minus g2) .................                   $   4,846,525.56
                                                                                                               ----------------



VI.   RESIDUAL ACCOUNT
      ----------------
      (a.)      Amount on deposit at the beginning of the related Collection Period ........                               0.00
                                                                                                               ----------------
      (b.)      Amounts transferred from the Facility Account ..............................                               0.00
                                                                                                               ----------------
      (c.)      Amounts used to cover shortfalls for the related Collection Period .........                               0.00
                                                                                                               ----------------
      (d.)      Amount on deposit as of this Settlement Date ...............................                               0.00
                                                                                                               ----------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      -----------------------------------
      (a.)      Amount on deposit at the beginning of the related Collection Period ........                               0.00
                                                                                                               ----------------
      (b.)      Amounts transferred from the Facility Account ..............................                               0.00
                                                                                                               ----------------
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
      (c.)      Amounts transferred to the Series Obligors .................................                               0.00
                                                                                                               ----------------
      (d.)      Amount on deposit as of this Settlement Date ...............................                               0.00
                                                                                                               ----------------


VIII. ADVANCE PAYMENTS
      ----------------
      (a.)      Beginning aggregate Advance Payments .......................................                   $   2,311,764.07
                                                                                                               ----------------
      (b.)      Amount of Advance Payments collected during the related Collection Period ..                   $   1,258,412.26
                                                                                                               ----------------
      (c.)      Investment earnings for the related Collection Period ......................                   $      15,007.62
                                                                                                               ----------------
      (d.)      Amount of Advance Payments withdrawn for deposit into Facility Account .....                   $   1,754,080.99
                                                                                                               ----------------
      (e.)      Ending aggregate Advance Payments ..........................................                   $   1,831,102.96
                                                                                                               ----------------


      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:       /s/ John Paris
                ----------------------------
      TITLE:    SR VP
                ----------------------------
      DATE:     5/10/00
                ----------------------------


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